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                                                                    EXHIBIT 99.1


                       Banc One Credit Card Master Trust
                   Trust Performance by Series - March 2001
                            Excess Spread Analysis


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Series                              1996-A
Deal Size                          $500 MM
Expected Maturity                  5/15/03
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Yield                               21.57%
Less Coupon                          5.75%
   Servicing Fee                     1.50%
   Net Credit Losses                 7.60%
Excess Spread:
   March-01                          6.71%
   February-01                       6.47%
   January-01                        8.47%
Three Month Average Excess Spread    7.22%

Delinquency:
   30 to 59 Days                     1.81%
   60 to 89 Days                     1.28%
   90+ Days                          2.61%
   30+ Days                          5.69%

Payment Rate                        13.00%
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